UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2021

PIERIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37471	30-0784346
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 State Street, 9th Floor Boston, MA	02109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 857-246-8998

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIRS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)     At the annual meeting of stockholders of Pieris Pharmaceuticals, Inc. (the “Company”) held on June 25, 2021 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2020 Employee, Director and Consultant Equity Incentive Plan (the “2020 EIP”) to add 2,250,000 shares for issuance under the 2020 EIP. The amendment to the 2020 EIP was previously approved and adopted by the Board of Directors of the Company on April 16, 2021, subject to stockholder approval, and became effective upon the receipt of stockholder approval at the Annual Meeting.

A description of the terms and conditions of the 2020 EIP, as amended, is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”) under the heading “Approval of the Amendment to the 2020 Employee, Director and Consultant Equity Incentive Plan (Proposal 2)” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the 2020 EIP, as amended, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) On June 25, 2021, the Company held the Annual Meeting. Of the 63,303,219 shares of common stock of the Company issued and outstanding and eligible to vote as of the record date of April 27, 2021, a quorum of 42,725,175 shares of common stock, or 67.49% of the outstanding shares, were present in person or by proxy.

(b) At the Annual Meeting, the stockholders: (1) elected each of Peter Kiener, D.Phil. and Christopher Kiritsy to the Company’s Board of Directors as Class I directors, each to serve for a three-year term expiring at the 2024 annual meeting of stockholders (“Election of Directors”); (2) approved an amendment to the 2020 EIP (the “2020 EIP Amendment Approval”); (3) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Auditor Ratification”); and (4) approved, on a non-binding basis, the compensation of named executive officers (“Say on Pay”). A more complete description of each of these matters is set forth in the Proxy Statement.

The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker non-votes on each of the foregoing matters are set forth below.

1. Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Peter Kiener, D.Phil.	28,160,643	4,319,731	10,244,801
Christopher Kiritsy	27,136,619	5,343,755	10,244,801

2. 2020 EIP Amendment Approval:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
26,077,211	2,756,076	3,647,087	10,244,801

3. Auditor Ratification:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
42,411,086	247,436	66,653	—

4. Say on Pay

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
26,115,252	2,718,810	3,646,312	10,244,801

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Pieris Pharmaceuticals, Inc. 2020 Employee, Director and Consultant Equity Incentive Plan, as Amended.

104	Cover page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIERIS PHARMACEUTICALS, INC.

Dated: June 29, 2021	/s/ Tom Bures
Tom Bures
Vice President, Finance